Exhibit 99.1

For Immediate Release	Contact: Marc Cannon (954) 769-3146 cannonm@autonation.com
AutoNation Reports 2007 Fourth Quarter and Full Year
Results of Operations
FORT LAUDERDALE, Fla., (February 7, 2008) — AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported 2007 fourth quarter net income from continuing operations of $50 million or $0.27 per share on revenue of $4.2 billion, compared to year-ago fourth quarter net income from continuing operations of $74 million or $0.35 per share on revenue of $4.4 billion. Results for the fourth quarter of 2007 reflected a decline in vehicle sales especially in California and Florida, partially offset by continued share repurchases. Together, California and Florida represent approximately 50% of the Company’s new vehicle business, in contrast to 20% of industry retail new vehicles sold in the U.S.
For full year 2007, the Company reported net income from continuing operations of $288 million or $1.44 per share, compared to $331 million or $1.44 per share in 2006. After adjusting for certain items as disclosed in the attached financial tables, the Company’s full-year EPS from continuing operations for 2007 was $1.38 compared to $1.53 in 2006. The Company’s revenue for 2007 totaled $17.7 billion, a decrease of 5% versus the prior year.
Commenting on the year ahead, Mike Jackson, chairman and chief executive officer said, “We expect to continue to see a challenging new vehicle retail market, especially in California and Florida. AutoNation continues to have confidence in California and Florida and views them as healthy markets over the long term.” Jackson also added, “We believe that in 2008, U.S. new vehicle industry sales will decline to the mid-15 million unit level from 16.1 million units in 2007. However, the recent action by the Federal Reserve to reduce interest rates could improve the automotive retail outlook in the second half of 2008.”
The fourth quarter conference call may be accessed at 11:00 am Eastern Time by phone at
888-769-8515 (passcode: AutoNation) or via the Internet (audio webcast) at http://www.AutoNation.com by clicking on the “About Us” link then clicking on “Investors” and then “Webcasts.” A playback of the conference call will be available after 2:30 p.m. Eastern Time on February 7, 2008 through February 14, 2008 by calling 800-759-3449.
About AutoNation, Inc.
AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer. A component of the Standard and Poor’s 500 Index, AutoNation has approximately 25,000 full-time employees and owns and operates 322 new vehicle franchises in 15 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com, where more than 90,000 vehicles are available for sale.

FORWARD LOOKING STATEMENTS
Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, estimates and expectations is contained in the Company’s SEC filings. The Company undertakes no duty to update its forward-looking statements, including its long-term growth targets.
NON-GAAP FINANCIAL MEASURES
The attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations for the years ended December 31, 2007 and 2006, adjusted in each case to exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

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AUTONATION, INC.
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
Revenue:
New vehicle	$2,446.7	$2,614.6	$10,195.6	$10,985.0
Used vehicle	972.6	1,001.5	4,241.2	4,413.3
Parts and service	635.9	615.4	2,592.7	2,532.6
Finance and insurance, net	141.5	146.6	593.7	623.1
Other	17.1	16.5	68.3	72.5

Total revenue	4,213.8	4,394.6	17,691.5	18,626.5

Cost of sales:
New vehicle	2,274.6	2,425.8	9,475.6	10,179.8
Used vehicle	899.6	916.0	3,882.3	4,012.9
Parts and service	360.4	348.7	1,460.5	1,419.6
Other	7.6	6.6	28.7	31.4

Total cost of sales	3,542.2	3,697.1	14,847.1	15,643.7

Gross profit	671.6	697.5	2,844.4	2,982.8

Selling, general and administrative expenses	496.9	499.8	2,046.2	2,109.9
Depreciation and amortization	26.8	20.8	91.7	81.4
Other expenses (income), net	0.1	—	1.7	(0.2)

Operating income	147.8	176.9	704.8	791.7

Floorplan interest expense	(33.7)	(35.6)	(133.1)	(138.2)
Other interest expense	(31.7)	(26.5)	(114.3)	(90.9)
Other interest expense — senior note repurchases	—	—	—	(34.5)
Interest income	0.8	0.8	3.4	8.3
Other gains (losses), net	(1.6)	3.2	(1.5)	4.8

Income from continuing operations before income taxes	81.6	118.8	459.3	541.2

Provision for income taxes	31.9	44.6	171.3	210.4

Net income from continuing operations	49.7	74.2	288.0	330.8

Income (loss) from discontinued operations, net of income taxes	2.0	1.0	(9.3)	(13.9)

Net income	$51.7	$75.2	$278.7	$316.9

Diluted earnings (loss) per share:
Continuing operations	$0.27	$0.35	$1.44	$1.44
Discontinued operations	$0.01	$0.00	$(0.05)	$(0.06)

Net income	$0.28	$0.36	$1.39	$1.38

Weighted average common shares outstanding	183.5	211.5	200.0	229.3

Common shares outstanding, net of treasury stock	180.4	206.8	180.4	206.8

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2007	2006	$ Variance	% Variance	2007	2006	$ Variance	% Variance
Revenue:
New vehicle	$2,446.7	$2,614.6	$(167.9)	(6.4)	$10,195.6	$10,985.0	$(789.4)	(7.2)
Retail used vehicle	776.7	792.3	(15.6)	(2.0)	3,389.0	3,531.7	(142.7)	(4.0)
Wholesale	195.9	209.2	(13.3)	(6.4)	852.2	881.6	(29.4)	(3.3)

Used vehicle	972.6	1,001.5	(28.9)	(2.9)	4,241.2	4,413.3	(172.1)	(3.9)

Parts and service	635.9	615.4	20.5	3.3	2,592.7	2,532.6	60.1	2.4
Finance and insurance, net	141.5	146.6	(5.1)	(3.5)	593.7	623.1	(29.4)	(4.7)
Other	17.1	16.5	0.6		68.3	72.5	(4.2)

Total revenue	$4,213.8	$4,394.6	$(180.8)	(4.1)	$17,691.5	$18,626.5	$(935.0)	(5.0)

Gross profit:
New vehicle	$172.1	$188.8	$(16.7)	(8.8)	$720.0	$805.2	$(85.2)	(10.6)
Retail used vehicle	75.3	86.5	(11.2)	(12.9)	358.8	400.4	(41.6)	(10.4)
Wholesale	(2.3)	(1.0)	(1.3)		0.1	—	0.1

Used vehicle	73.0	85.5	(12.5)	(14.6)	358.9	400.4	(41.5)	(10.4)

Parts and service	275.5	266.7	8.8	3.3	1,132.2	1,113.0	19.2	1.7
Finance and insurance	141.5	146.6	(5.1)	(3.5)	593.7	623.1	(29.4)	(4.7)
Other	9.5	9.9	(0.4)		39.6	41.1	(1.5)

Total gross profit	671.6	697.5	(25.9)	(3.7)	2,844.4	2,982.8	(138.4)	(4.6)

Selling, general and administrative expenses	496.9	499.8	2.9	0.6	2,046.2	2,109.9	63.7	3.0

Depreciation and amortization	26.8	20.8	(6.0)		91.7	81.4	(10.3)
Other expenses (income), net	0.1	—	(0.1)		1.7	(0.2)	(1.9)

Operating income	147.8	176.9	(29.1)	(16.4)	704.8	791.7	(86.9)	(11.0)

Floorplan interest expense	(33.7)	(35.6)	1.9		(133.1)	(138.2)	5.1
Other interest expense	(31.7)	(26.5)	(5.2)		(114.3)	(90.9)	(23.4)
Other interest expense — senior note repurchases	—	—	—		—	(34.5)	34.5
Interest income	0.8	0.8	—		3.4	8.3	(4.9)
Other gains (losses), net	(1.6)	3.2	(4.8)		(1.5)	4.8	(6.3)

Income from continuing operations before income taxes	$81.6	$118.8	$(37.2)	(31.3)	$459.3	$541.2	$(81.9)	(15.1)

Retail vehicle unit sales:
New	76,865	82,672	(5,807)	(7.0)	328,963	362,895	(33,932)	(9.4)
Used	46,782	48,526	(1,744)	(3.6)	206,140	219,271	(13,131)	(6.0)

	123,647	131,198	(7,551)	(5.8)	535,103	582,166	(47,063)	(8.1)

Revenue per vehicle retailed:
New	$31,831	$31,626	$205	0.6	$30,993	$30,270	$723	2.4
Used	$16,603	$16,327	$276	1.7	$16,440	$16,107	$333	2.1

Gross profit per vehicle retailed:
New	$2,239	$2,284	$(45)	(2.0)	$2,189	$2,219	$(30)	(1.4)
Used	$1,610	$1,783	$(173)	(9.7)	$1,741	$1,826	$(85)	(4.7)
Finance and insurance	$1,144	$1,117	$27	2.4	$1,110	$1,070	$40	3.7

Operating Percentages	Three Months Ended December 31,		Twelve Months Ended December 31,
	% 2007	% 2006	% 2007	% 2006

Revenue mix percentages:
New vehicle	58.1	59.5	57.6	59.0
Used vehicle	23.1	22.8	24.0	23.7
Parts and service	15.1	14.0	14.7	13.6
Finance and insurance, net	3.4	3.3	3.4	3.3
Other	0.3	0.4	0.3	0.4

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	25.6	27.1	25.3	27.0
Used vehicle	10.9	12.3	12.6	13.4
Parts and service	41.0	38.2	39.8	37.3
Finance and insurance	21.1	21.0	20.9	20.9
Other	1.4	1.4	1.4	1.4

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	7.0	7.2	7.1	7.3
Used vehicle — retail	9.7	10.9	10.6	11.3
Parts and service	43.3	43.3	43.7	43.9
Total	15.9	15.9	16.1	16.0
Selling, general and administrative expenses	11.8	11.4	11.6	11.3
Operating income	3.5	4.0	4.0	4.3

Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	74.0	71.7	71.9	70.7
Operating income	22.0	25.4	24.8	26.5

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Capital Expenditures / Stock Repurchases	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
Capital expenditures	$31.2	$39.1	$160.2	$175.6
Acquisitions	$2.5	$78.2	$6.7	$166.7
Proceeds from exercises of stock options	$4.7	$13.6	$96.6	$75.7
Stock repurchases:
Aggregate purchase price	$64.9	$43.3	$645.7	$1,380.6
Shares repurchased (in millions)	4.0	2.1	33.2	61.2

Floorplan Assistance and Expense	Three Months Ended December 31,			Twelve Months Ended December 31,
	2007	2006	Variance	2007	2006	Variance
Floorplan assistance earned (included in cost of sales)	$22.9	$24.8	$(1.9)	$100.0	$108.8	$(8.8)
Floorplan interest expense	(33.7)	(35.6)	1.9	(133.1)	(138.2)	5.1

Net inventory carrying cost	$(10.8)	$(10.8)	$—	$(33.1)	$(29.4)	$(3.7)

Balance Sheet and Other Highlights
	December 31, 2007	December 31, 2006
Cash and cash equivalents	$32.8	$52.8
Inventory	$2,325.7	$2,305.0
Total floorplan notes payable	$2,181.8	$2,213.6
Non-vehicle debt	$1,775.8	$1,571.5
Equity	$3,473.5	$3,712.7

New days supply (industry standard of selling days, including fleet)	53 days	51 days

Used days supply (trailing 30 days)	44 days	42 days

Brand Mix - New Vehicle Revenue %
	Three Months Ended December 31,		Twelve Months Ended December 31,
	% 2007	% 2006	% 2007	% 2006
Detroit 3:
Ford, Lincoln-Mercury	12.9	13.8	14.2	16.4
Chevrolet, Pontiac, Buick, Cadillac, GMC	13.8	13.8	13.6	14.0
Chrysler, Jeep, Dodge	6.6	7.0	7.0	7.4

Detroit 3 total	33.3	34.6	34.8	37.8

Import Premium Luxury:
Mercedes	14.1	14.3	12.2	12.0
BMW	6.8	6.0	6.4	5.1
Lexus	4.5	4.1	4.0	3.5
Other premium luxury (Land Rover, Porsche)	3.1	3.3	3.0	2.7

Premium Luxury total	28.5	27.7	25.6	23.3

Volume Imports:
Honda	8.9	8.2	9.2	8.6
Toyota	14.6	14.4	15.2	14.5
Nissan	8.8	8.5	9.2	9.5
Other imports	5.9	6.6	6.0	6.3

Import total	38.2	37.7	39.6	38.9

	100.0	100.0	100.0	100.0

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Comparable Basis Reconciliations*
	Three Months Ended December 31,
	Net Income		Diluted Earnings Per Share
	2007	2006	2007	2006

As reported	$51.7	$75.2	$0.28	$0.36

Discontinued operations, net of income taxes	(2.0)	(1.0)	$(0.01)	$(0.00)

From continuing operations, as reported	49.7	74.2	$0.27	$0.35

	Twelve Months Ended December 31,
	Net Income		Diluted Earnings Per Share
	2007	2006	2007	2006

As reported	$278.7	$316.9	$1.39	$1.38

Discontinued operations, net of income taxes	9.3	13.9	$0.05	$0.06

From continuing operations, as reported	288.0	330.8	$1.44	$1.44

Income tax adjustments	(12.0)	—	$(0.06)	$—
Senior note repurchases	—	21.1	$—	$0.09

Adjusted	$276.0	$351.9	$1.38	$1.53

*	Please refer to the “Non-GAAP Financial Measures” section of the Press Release.

Business Assumptions Impacting Long-term Average EPS Growth Target of 10% to 12% Per Year:

U.S. light vehicle annual unit sales	assumes recovery in key markets

Continued opportunistic redeployment of cash flow	share repurchase, capital expenditures and acquisitions

Targeted return on incremental invested capital	approximately 15% after-tax

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2007	2006	$ Variance	% Variance	2007	2006	$ Variance	% Variance
Revenue:
New vehicle	$2,438.5	$2,614.6	$(176.1)	(6.7)	$10,107.7	$10,985.0	$(877.3)	(8.0)
Retail used vehicle	773.8	792.3	(18.5)	(2.3)	3,367.4	3,531.7	(164.3)	(4.7)
Wholesale	194.5	208.6	(14.1)	(6.8)	838.3	879.2	(40.9)	(4.7)

Used vehicle	968.3	1,000.9	(32.6)	(3.3)	4,205.7	4,410.9	(205.2)	(4.7)
Parts and service	631.2	615.4	15.8	2.6	2,563.9	2,532.5	31.4	1.2
Finance and insurance, net	143.4	147.1	(3.7)	(2.5)	596.5	624.6	(28.1)	(4.5)
Other	6.0	5.9	0.1	1.7	25.1	27.8	(2.7)	(9.7)

Total revenue	$4,187.4	$4,383.9	$(196.5)	(4.5)	$17,498.9	$18,580.8	$(1,081.9)	(5.8)

Gross profit:
New vehicle	$171.7	$188.8	$(17.1)	(9.1)	$712.6	$805.2	$(92.6)	(11.5)
Retail used vehicle	75.2	86.6	(11.4)	(13.2)	357.3	400.5	(43.2)	(10.8)
Wholesale	(2.7)	(1.5)	(1.2)		(2.1)	(2.3)	0.2

Used vehicle	72.5	85.1	(12.6)	(14.8)	355.2	398.2	(43.0)	(10.8)
Parts and service	273.1	267.1	6.0	2.2	1,116.4	1,111.7	4.7	0.4
Finance and insurance	143.4	147.1	(3.7)	(2.5)	596.5	624.6	(28.1)	(4.5)
Other	6.2	6.0	0.2		25.7	24.5	1.2

Total gross profit	$666.9	$694.1	$(27.2)	(3.9)	$2,806.4	$2,964.2	$(157.8)	(5.3)

Retail vehicle unit sales:
New	76,687	82,672	(5,985)	(7.2)	327,372	362,895	(35,523)	(9.8)
Used	46,674	48,526	(1,852)	(3.8)	205,490	219,271	(13,781)	(6.3)

	123,361	131,198	(7,837)	(6.0)	532,862	582,166	(49,304)	(8.5)

Revenue per vehicle retailed:
New	$31,798	$31,626	$172	0.5	$30,875	$30,270	$605	2.0
Used	$16,579	$16,327	$252	1.5	$16,387	$16,107	$280	1.7

Gross profit per vehicle retailed:
New	$2,239	$2,284	$(45)	(2.0)	$2,177	$2,219	$(42)	(1.9)
Used	$1,611	$1,785	$(174)	(9.7)	$1,739	$1,827	$(88)	(4.8)
Finance and insurance	$1,162	$1,121	$41	3.7	$1,119	$1,073	$46	4.3

Operating Percentages	Three Months Ended December 31,		Twelve Months Ended December 31,
	% 2007	% 2006	% 2007	% 2006
Revenue mix percentages:
New vehicle	58.2	59.6	57.8	59.1
Used vehicle	23.1	22.8	24.0	23.7
Parts and service	15.1	14.0	14.7	13.6
Finance and insurance, net	3.4	3.4	3.4	3.4
Other	0.2	0.2	0.1	0.2

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	25.7	27.2	25.4	27.2
Used vehicle	10.9	12.3	12.7	13.4
Parts and service	41.0	38.5	39.8	37.5
Finance and insurance	21.5	21.2	21.3	21.1
Other	0.9	0.8	0.8	0.8

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	7.0	7.2	7.1	7.3
Used vehicle — retail	9.7	10.9	10.6	11.3
Parts and service	43.3	43.4	43.5	43.9
Total	15.9	15.8	16.0	16.0